EXHIBIT 99.1

1mL = 20% in all scenarios

                                A1               A1
Period   Date        Group I    W/ Mezz Bond     Wrapped          Strike = 5.75%
Total                WAC Cap    Effective Cap    Effective Cap    Cap Balance
------   ---------   -------    -------------    -------------    --------------
     0    9-Jul-04
     1   26-Jul-04    12.129%          11.643%          11.643%      226,386,368
     2   25-Aug-04     6.881%           9.936%           9.937%      223,898,829
     3   27-Sep-04     6.263%           9.090%           9.090%      221,151,300
     4   25-Oct-04     7.391%          10.658%          10.658%      218,149,611
     5   26-Nov-04     6.477%           9.487%           9.487%      214,900,544
     6   27-Dec-04     6.696%           9.739%           9.739%      211,411,827
     7   25-Jan-05     7.169%          10.590%          10.591%      207,692,104
     8   25-Feb-05     6.718%           9.963%           9.964%      203,750,912
     9   25-Mar-05     7.422%          10.707%          10.708%      199,598,643
    10   25-Apr-05     6.696%          10.076%          10.076%      195,246,506
    11   25-May-05     6.929%          10.346%          10.346%      190,706,486
    12   27-Jun-05     6.309%           9.570%           9.571%      185,991,284
    13   25-Jul-05     7.436%          11.206%          11.206%      181,391,425
    14   25-Aug-05     6.716%          10.303%          10.303%      176,904,108
    15   26-Sep-05     6.505%          10.040%          10.041%      172,526,601
    16   25-Oct-05     7.178%          11.012%          11.012%      168,256,238
    17   25-Nov-05     6.714%          10.496%          10.497%      164,090,418
    18   27-Dec-05     6.504%          10.111%          10.111%      160,026,601
    19   25-Jan-06     7.176%          11.376%          11.377%      156,062,311
    20   27-Feb-06     6.306%          10.071%          10.072%      152,195,129
    21   27-Mar-06     7.433%          11.509%          11.509%      148,422,695
    22   25-Apr-06     7.873%          12.709%          12.709%      144,742,709
    23   25-May-06     7.615%          12.242%          12.243%      141,152,922
    24   26-Jun-06     7.138%          11.711%          11.712%      137,651,142
    25   25-Jul-06     7.876%          12.879%          12.879%      134,235,229
    26   25-Aug-06     7.366%          12.307%          12.308%      130,903,097
    27   25-Sep-06     7.366%          12.428%          12.429%      127,652,707
    28   25-Oct-06     8.079%          13.343%          13.343%      124,482,071
    29   27-Nov-06     7.346%          12.409%          12.410%      121,389,249
    30   26-Dec-06     8.357%          14.104%          14.105%      118,372,348
    31   25-Jan-07     8.077%          13.966%          13.967%      115,429,520
    32   26-Feb-07     7.571%          13.258%          13.259%      112,558,963
    33   26-Mar-07     8.439%          14.780%          14.781%      109,758,917
    34   25-Apr-07     8.492%          15.408%          15.409%      107,027,666
    35   25-May-07     8.495%          15.450%          15.451%      104,363,534
    36   25-Jun-07     8.218%          15.376%          15.377%      101,764,888
    37   25-Jul-07     8.490%          54.696%          54.703%       99,230,132
    38   27-Aug-07     7.716%          17.263%          17.265%       96,757,709
    39   25-Sep-07     8.782%          19.368%          19.370%       94,346,100
    40   25-Oct-07     9.074%          18.948%          18.949%       91,993,824
    41   26-Nov-07     8.508%          17.701%          17.702%       89,699,435
    42   26-Dec-07     9.072%          18.447%          18.448%       87,461,521
    43   25-Jan-08     9.069%          18.379%          18.380%       85,278,705
    44   25-Feb-08     8.773%          17.552%          17.553%       83,149,644
    45   25-Mar-08     9.380%          18.178%          18.180%       81,073,026
    46   25-Apr-08     9.336%          17.919%          17.920%       79,047,572
    47   27-May-08     9.045%          17.211%          17.213%       77,072,034
    48   25-Jun-08     9.977%          19.168%          19.169%       75,145,194
    49   25-Jul-08     9.641%          18.366%          18.367%       73,265,862
    50   25-Aug-08     9.326%          17.939%          17.940%       71,432,880
    51   25-Sep-08     9.326%          17.946%          17.947%       69,645,115
    52   27-Oct-08     9.153%          17.368%          17.370%       67,901,463
    53   25-Nov-08    10.097%          19.344%          19.346%       66,200,847
    54   26-Dec-08     9.442%          17.937%          17.939%       64,542,215
    55   26-Jan-09     9.438%          18.103%          18.105%       62,924,542
    56   25-Feb-09     9.749%          18.710%          18.712%       61,346,826
    57   25-Mar-09    10.445%          19.512%          19.514%       59,808,090
    58   27-Apr-09     8.976%          17.151%          17.152%       58,307,382
    59   26-May-09    10.212%          19.348%          19.349%       56,843,772
    60   25-Jun-09     9.868%          18.875%          18.877%       55,416,352
    61   27-Jul-09     9.247%          17.540%          17.541%       54,024,237
    62   25-Aug-09    10.200%          19.533%          19.535%       52,666,564
    63   25-Sep-09     9.538%          18.276%          18.278%       51,342,488
    64   26-Oct-09     9.534%          18.115%          18.117%       50,051,189
    65   25-Nov-09     9.848%          18.893%          18.894%       48,791,863
    66   28-Dec-09     8.950%          17.023%          17.025%       47,563,728
    67   25-Jan-10    10.544%          20.250%          20.251%       46,366,019
    68   25-Feb-10     9.520%          18.293%          18.295%       45,197,991
    69   25-Mar-10    10.536%          19.706%          19.708%       44,058,918
    70   26-Apr-10     9.215%          17.728%          17.730%       42,948,089
    71   25-May-10    10.165%          19.388%          19.390%       41,864,812
    72   25-Jun-10     9.505%          18.307%          18.309%
    73   26-Jul-10     9.502%          13.140%          13.141%
    74   25-Aug-10     9.815%          13.575%          13.575%
    75   27-Sep-10     8.919%          12.337%          12.338%
    76   25-Oct-10    10.508%          14.537%          14.537%
    77   26-Nov-10     9.191%          12.716%          12.717%
    78   27-Dec-10     9.484%          13.123%          13.124%
    79   25-Jan-11    10.134%          14.024%          14.025%
    80   25-Feb-11     9.476%          13.116%          13.117%
    81   25-Mar-11    10.488%          14.518%          14.519%
    82   25-Apr-11     9.469%          13.110%          13.110%
    83   25-May-11     9.781%          13.543%          13.544%
    84   27-Jun-11     8.889%          12.309%          12.310%
    85   25-Jul-11    10.472%          14.504%          14.504%
    86   25-Aug-11     9.455%          13.097%          13.098%
    87   26-Sep-11     9.156%          12.352%          12.353%
    88   25-Oct-11    10.100%          11.123%          11.123%
    89   25-Nov-11     9.445%          10.418%          10.418%
    90   27-Dec-11     9.146%          10.104%          10.104%
    91   25-Jan-12    10.089%          11.163%          11.163%
    92   27-Feb-12     8.862%           9.822%           9.823%
    93   26-Mar-12    10.441%          11.592%          11.592%
    94   25-Apr-12     9.741%          10.834%          10.834%
    95   25-May-12     9.738%          10.849%          10.850%
    96   25-Jun-12     9.420%          10.515%          10.515%
    97   25-Jul-12     9.731%          10.882%          10.882%
    98   27-Aug-12     8.843%           9.908%           9.908%
    99   25-Sep-12    10.059%          11.293%          11.293%
   100   25-Oct-12     9.720%          10.935%          10.935%
   101   26-Nov-12     9.109%          10.269%          10.269%
   102   26-Dec-12     9.713%          10.973%          10.973%
   103   25-Jan-13     9.710%          10.993%          10.994%
   104   25-Feb-13     9.393%          10.659%          10.659%
   105   25-Mar-13    10.396%          11.824%          11.825%
   106   25-Apr-13     9.386%          10.702%          10.702%
   107   28-May-13     8.814%          10.074%          10.074%
   108   25-Jun-13    10.385%          11.900%          11.900%
   109   25-Jul-13     9.689%          11.142%          11.143%
   110   26-Aug-13     9.080%          10.480%          10.481%
   111   25-Sep-13     9.682%          11.217%          11.217%
   112   25-Oct-13     9.678%          11.255%          11.256%
   113   25-Nov-13     9.363%          10.931%          10.932%
   114   26-Dec-13     9.360%          10.971%          10.972%
   115   27-Jan-14     9.064%          10.668%          10.669%
   116   25-Feb-14     9.998%          11.817%          11.818%
   117   25-Mar-14    10.352%          12.287%          12.288%
   118   25-Apr-14     9.347%          11.143%          11.144%
   119   27-May-14     9.051%          10.840%          10.841%
   120   25-Jun-14     9.984%          12.013%          12.013%
   121   25-Jul-14     9.648%          11.663%          11.664%
   122   25-Aug-14     9.334%          11.338%          11.338%
   123   25-Sep-14     9.330%          11.390%          11.390%
   124   27-Oct-14     9.036%          11.086%          11.087%
   125   25-Nov-14     9.967%          12.292%          12.293%
   126   26-Dec-14     9.321%          11.556%          11.557%
   127   26-Jan-15     9.318%          11.615%          11.616%
   128   25-Feb-15     9.625%          12.065%          12.065%
   129   25-Mar-15    10.309%          12.996%          12.996%
   130   27-Apr-15     8.744%          11.087%          11.088%
   131   26-May-15     9.947%          12.687%          12.688%
   132   25-Jun-15     9.612%          12.334%          12.335%
   133   27-Jul-15     9.008%          11.631%          11.632%
   134   25-Aug-15     9.937%          12.912%          12.913%
   135   25-Sep-15     9.293%          12.153%          12.154%
   136   26-Oct-15     9.290%          12.230%          12.231%
   137   25-Nov-15     9.596%          12.719%          12.720%
   138   28-Dec-15     8.721%          11.639%          11.640%
   139   25-Jan-16    10.275%          13.810%          13.812%
   140   25-Feb-16     9.277%          12.560%          12.561%
   141   25-Mar-16     9.914%          13.521%          13.523%
   142   25-Apr-16     9.271%          12.740%          12.742%
   143   25-May-16     9.577%          13.262%          13.264%
   144   27-Jun-16     8.704%          12.148%          12.149%
   145   25-Jul-16    10.255%          14.428%          14.429%
   146   25-Aug-16     9.259%          13.134%          13.136%
   147   26-Sep-16     8.967%          12.827%          12.828%
   148   25-Oct-16     9.892%          14.270%          14.272%
   149   25-Nov-16     9.251%          13.462%          13.463%
   150   27-Dec-16     8.959%          13.153%          13.155%
   151   25-Jan-17     9.882%          14.641%          14.643%
   152   27-Feb-17     8.682%          12.982%          12.984%
   153   27-Mar-17    10.229%          15.440%          15.442%
   154   25-Apr-17     9.873%          15.047%          15.049%
   155   25-May-17     9.541%          14.684%          14.686%
   156   26-Jun-17     8.942%          13.900%          13.902%
   157   25-Jul-17     9.864%          15.490%          15.492%
   158   25-Aug-17     9.225%          14.637%          14.640%
   159   25-Sep-17     9.222%          14.788%          14.791%
   160   25-Oct-17     9.526%          15.442%          15.445%
   161   27-Nov-17     8.658%          14.189%          14.191%
   162   26-Dec-17     9.849%          16.323%          16.325%
   163   25-Jan-18     9.518%          15.954%          15.957%
   164   26-Feb-18     8.920%          15.127%          15.130%
   165   26-Mar-18    10.192%          17.488%          17.491%
   166   25-Apr-18     9.509%          16.623%          16.626%
   167   25-May-18     9.507%          16.987%          16.990%
   168   25-Jun-18     9.197%          16.818%          16.821%
   169   25-Jul-18     9.501%          17.802%          17.806%
   170   27-Aug-18     8.635%          16.601%          16.605%
   171   25-Sep-18     9.823%          19.408%          19.412%
   172   25-Oct-18     9.493%          19.305%          19.309%
   173   26-Nov-18     8.897%          18.657%          18.661%
   174   26-Dec-18     9.488%          20.554%          20.559%
   175   25-Jan-19     9.485%          21.276%          21.281%
   176   25-Feb-19     9.176%          21.362%          21.368%
   177   25-Mar-19    10.157%          24.605%          24.611%
   178   25-Apr-19     9.171%          23.188%          23.194%
   179   28-May-19     8.613%          22.803%          22.810%
   180   25-Jun-19    10.148%          28.240%          28.249%
   181   25-Jul-19     9.469%          27.816%          27.825%
   182   26-Aug-19     8.875%          27.656%          27.666%
   183   25-Sep-19     9.464%          31.466%          31.477%
   184   25-Oct-19     9.462%          33.791%          33.803%
   185   25-Nov-19     9.154%          35.400%          35.413%
   186   26-Dec-19     9.151%          38.696%          38.711%
   187   27-Jan-20     8.863%          41.474%          41.490%
   188   25-Feb-20     9.777%          51.409%          51.429%
   189   25-Mar-20     9.775%          58.910%          58.934%
   190   27-Apr-20     8.588%          60.952%          60.978%
   191   26-May-20     9.770%          84.912%          84.950%
   192   25-Jun-20     9.442%         106.816%         106.866%
   193   27-Jul-20     8.850%         145.387%         145.457%
   194   25-Aug-20     9.763%         300.815%         300.965%
   195   25-Sep-20     9.130%        5132.921%        5135.582%


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